                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                  ELECTRONIC PROCESSING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                            NOTICE OF ANNUAL MEETING
                                       ON
                                  JUNE 3, 1997
                                      AND
                                PROXY STATEMENT

      [LOGO]
               --------------------------------------------------
               --------------------------------------------------

May 7, 1997

Dear Shareholder:

The Annual Meeting of Shareholders of Electronic Processing, Inc. will be held at 10:00 a.m., local time, on Tuesday, June 3, 1997, at the Ritz Carlton Hotel, 401 Ward Parkway, Kansas City, Missouri 64112. The enclosed notice of the meeting and proxy statement contain detailed information about the business to be transacted at the meeting.

On behalf of the Board of Directors and Management of the Company, I cordially invite you to attend the Annual Meeting of Shareholders.

The prompt return of your Proxy in the enclosed business reply envelope will help insure that as many shares as possible are represented.

I personally look forward to seeing you at the Shareholders Meeting.

Sincerely,

ELECTRONIC PROCESSING, INC.

 [/S/ TOM_W_OLOFSON]

Tom W. Olofson
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER

501 Kansas Avenue        -       Kansas City, KS 66105-1309       -       Phone:
800-314-5550  913-321-6392                  -                  Fax: 913-321-1243

                          ELECTRONIC PROCESSING, INC.
                               501 KANSAS AVENUE
                           KANSAS CITY, KANSAS 66105

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 1997

                            ------------------------

               TO THE SHAREHOLDERS OF ELECTRONIC PROCESSING, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Electronic Processing, Inc. (the "Company") will be held at the Ritz Carlton Hotel, 401 Ward Parkway, Kansas City, Missouri 64112 at 10:00 a.m., local time, on Tuesday, June 3, 1997, for the following purposes:

    1. To elect four (4) Directors to the Board of Directors of the Company, each for a term of one year and until their successors are elected and qualified;

    2. To consider and vote upon a proposal to ratify the appointment of Baird, Kurtz & Dobson as independent certified public accountants for the Company for the year ending December 31, 1997;

    3. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the numbers of authorized shares of common stock, par value $.01, of the Company from 5,000,000 shares to 10,000,000 shares;

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on April 30, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof. On April 30, 1997, the record date for shareholders entitled to vote at the Annual Meeting, there were 3,400,000 shares of common stock outstanding. Each outstanding share is entitled to one vote.

The Board of Directors of the Company encourages you to sign, date and promptly mail the proxy in the enclosed postage prepaid envelope, regardless of whether or not you intend to be present at the Annual Meeting of Shareholders. You are urged, however, to attend the Annual Meeting of Shareholders.

                                          By Order of the Board of Directors

                                                [/S/ ROBERT C LEVY]

                                          Robert C. Levy
                                          SECRETARY

Kansas City, Kansas
May 7, 1997

                          ELECTRONIC PROCESSING, INC.
                               501 KANSAS AVENUE
                           KANSAS CITY, KANSAS 66105

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, JUNE 3, 1997
                    SOLICITATION AND REVOCABILITY OF PROXIES

    This Proxy Statement and the enclosed proxy card (the "Proxy") are furnished to the shareholders of Electronic Processing, Inc., a Missouri corporation (the "Company") in connection with the solicitation of proxies by the Company for use at the Company's Annual Meeting of Shareholders, and any adjournments or postponement thereof (the "Annual Meeting"), to be held at the Ritz Carlton Hotel, Kansas City, Missouri at 10:00 a.m., local time, on Tuesday, June 3, 1997. The mailing of this Proxy Statement, the Proxy, the Notice of Annual Meeting and the accompanying 1996 Annual Report to Shareholders is expected to commence on May 7, 1997.

    You are requested to complete, date and sign the accompanying Proxy and return it promptly in the enclosed postage prepaid envelope. Your Proxy may be revoked by written notice of revocation delivered to the Secretary of the Company, by executing and delivering a later dated Proxy or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not constitute a revocation of your Proxy unless you vote in person at the Annual Meeting or deliver an executed and later dated Proxy. Proxies duly executed and received in time for the Annual Meeting will be voted in accordance with the shareholders' instructions. If no instructions are given, Proxies will be voted as follows:

    a. to elect Tom W. Olofson, Christopher E. Olofson, Robert C. Levy and W. Bryan Satterlee as Directors to serve for a one year term until the 1998 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

    b. to ratify and approve the selection of Baird, Kurtz & Dobson as the Company's independent auditors for the fiscal year ending December 31, 1997; and

    c. to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $.01, from 5,000,000 shares to 10,000,000 shares;

    d. in the discretion of the proxy holder as to any other matter coming before the Annual Meeting.

                  OUTSTANDING VOTING SECURITIES OF THE COMPANY

    Only the holders of record of shares of Common Stock as of the close of business on April 30, 1997, are entitled to vote on the matters to be presented at the Annual Meeting, either in person or by proxy. At the close of business on April 30, 1997, there were outstanding and entitled to vote a total of 3,400,000 shares of Common Stock, constituting all of the outstanding voting securities of the Company.

    The presence at the Annual Meeting, in person or by proxy, of the holders of at least a majority of the shares of Common Stock as of the record date is necessary to constitute a quorum. Each share of Common Stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote of the shareholders at the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required to elect the directors. The affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting is required to ratify the appoint of Baird, Kurtz & Dobson. The vote by the holders of a majority of all outstanding shares of Common Stock in favor of the proposed amendment to the Company's Articles of Incorporation (the "Articles") to increase the number of shares of authorized common stock from 5,000,000 to 10,000,000 is required under Missouri law for this proposal to be approved. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum at the Annual

Meeting and have the effect of a negative vote on the proposals to ratify the appointment of Baird, Kurtz & Dobson and to amend the Articles. Broker non-votes have no effect on the outcome of the election of directors. Shares not represented in person or by Proxy at the Annual Meeting have the effect of a vote against the proposed amendment to the Articles.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The table below sets forth, as of April 1, 1997, beneficial ownership of the issued and outstanding shares of Common Stock by (i) each person known to the Company to own beneficially more than 5% of the aggregate shares of Common Stock outstanding, (ii) each director and nominee for election as a director, (iii) each executive officer named in the Summary Compensation Table, and (iv) the executive officers and directors of the Company as a group. Each of the persons, or group of persons, in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them. Beneficial ownership of common stock has been determined in accordance with Regulation 13d-3 of the Securities and Exchange Commission. Under this regulation, a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of the securities or has the right to acquire beneficial ownership within 60 days.

                                                                                    NUMBER OF     PERCENT OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                                              SHARES         OUTSTANDING
--------------------------------------------------------------------------------  --------------  -----------------
Tom W. Olofson..................................................................    1,620,000(2)          47.6%
Christopher E. Olofson..........................................................      134,500(3)           4.0%
Robert C. Levy..................................................................       30,000              1.0%
W. Bryan Satterlee..............................................................       10,000               .3%
All directors and executive officers as a group (8 persons).....................    1,796,000             52.9%

------------------------

(1) The address of all of the named individuals is c/o Electronic Processing, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105.

(2) Excludes 35,500 shares owned by Mr. Olofson's adult son, Scott W. Olofson, as to which shares Mr. Olofson disclaims beneficial ownership.

(3) Includes 25,000 shares subject to options that are exercisable within the next 60 days.

                             ELECTION OF DIRECTORS

    At the Annual Meeting, the shareholders will elect four directors to hold office for one year terms ending at the Company's 1998 Annual Meeting of Shareholders and until their successors are duly elected and qualified. It is intended that the names of the nominees listed below will be placed in nomination at the Annual Meeting to serve as directors and that the persons named in the Proxy will vote for their election. All nominees listed below are currently members of the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee becomes unavailable to serve as a director for any reason, the shares represented by the Proxies will be voted for the person, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable. The nominees for directors of the Company, as well as certain information about them, are as follows:

           NAME                 AGE                                       POSITION
--------------------------      ---      --------------------------------------------------------------------------
Tom W. Olofson*...........          55   Chairman, President and Chief Executive Officer
Christopher E. Olofson....          27   Executive Vice President, Chief Operating Officer, and Director
Robert C. Levy*...........          50   Secretary and Director
W. Bryan Satterlee*.......          62   Director

------------------------

*   Member of Audit Committee

    TOM W. OLOFSON led a private investor group that acquired the Company in July 1988, and has served as Chief Executive Officer and Chairman of the Board since that time. During his business career, Mr. Olofson has held various management positions with Xerox Corporation and was a Senior Vice President and member, Office of the President of Marion Laboratories (now Hoechst Marion Roussel, Inc.). Mr. Olofson is a director of Saztec International, Inc., a provider of information management services, and also serves as a director of various private companies in which he is an investor. He earned a BBA from the University of Pittsburgh in 1963, and is currently a member of the Board of Visitors of the Katz Graduate School of Business at the University of Pittsburgh. He is the father of Christopher E. Olofson.

    CHRISTOPHER E. OLOFSON joined EPI as a Vice President in June 1993, and was a part-time employee of the Company from 1988 to 1993. In January 1994, he was named Senior Vice President Operations, and became Executive Vice President and a member of the Board of Directors effective January 1, 1995. Effective July 1, 1996, Mr. Olofson also assumed the duties of Chief Operating Officer. He earned an AB degree from Princeton University in 1992, summa cum laude. He was named a Fulbright Scholar; as which he completed a one-year program of study at the Stanford University Center in Taipei, Taiwan in 1993. He is the son of Tom W. Olofson.

    ROBERT C. LEVY is a director, shareholder and executive committee member of the law firm of Seigfreid, Bingham, Levy, Selzer & Gee in Kansas City, Missouri. He has been the Corporate Secretary and a Director of the Company since July 1988. He earned a BS from Northwestern University in 1968, and a J.D. from the University of California at Berkeley in 1971. Mr. Levy formerly was Chairman of the Board of Directors of Blue Cross and Blue Shield of Kansas City and presently serves as a member of that Board of Directors.

    W. BRYAN SATTERLEE was elected to the Company's Board of Directors on February 7, 1997. Mr. Satterlee has been a partner since 1989 in NorthEast Ventures, a consulting firm based in Hartford, Connecticut which specializes in business development services for and evaluations of technology-based venture companies. He has extensive general management and marketing experience in technology-based firms. Mr. Satterlee's background includes ten years of management experience with IBM, as well as having been a founder of a computer leasing/software business, telecommunications company and a venture investment services business. He earned a BS in 1956 from Lafayette College.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

                         BOARD MEETINGS AND COMMITTEES

    The Company's Board of Directors acted only by unanimous written consents in 1996 and did not hold any formal meetings. The Board of Directors anticipates meeting quarterly in 1997.

    The Audit Committee of the Board of Directors consists of Tom W. Olofson, Robert C. Levy, and W. Bryan Satterlee. The function of the committee is to make recommendations concerning the selection each year of independent auditors of the Company, to review the effectiveness of the Company's internal auditing methods and procedures, to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with either the scope of the audit or its implementation, to review the financial statements and related notes with the independent auditors to ensure such statements and notes fully disclose all material affairs of the Company, and to recommend approval or non-approval of such financial statements and related notes. The Audit Committee was formed February 7, 1997 and, therefore, did not meet in 1996. The Company does not have a Nominating or Compensation Committee.

    The Company pays its non-employee directors a fee of $750 per quarter and $750 per Board meeting attended. The Company also reimburses non-employee directors for out-of-pocket expenses incurred in attending such meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    In 1996, the Company was not a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As such, none of its directors, officers or 10% or greater beneficial owners were subject to the reporting requirements of Section 16(a) of the Exchange Act in 1996.

                             EXECUTIVE COMPENSATION

    The following table sets forth the cash and other compensation paid in 1996 to the Company's Chief Executive Officer and each other executive officer of the Company who earned in excess of $100,000 in 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                     ANNUAL
                                                                                  COMPENSATION
                                                                                ----------------
                                                                                  OTHER ANNUAL        ALL OTHER
NAME AND PRINCIPAL POSITION                     YEAR       SALARY      BONUS    COMPENSATION(1)   COMPENSATION(2)(3)
--------------------------------------------  ---------  ----------  ---------  ----------------  ------------------
Tom W. Olofson, Chairman/CEO................       1996  $   50,000  $  24,000     $   36,827         $   11,434
Christopher E. Olofson, EVP/COO.............       1996  $  108,101                $    3,349         $    1,620

------------------------

(1) Includes $33,782 for payment of annual life insurance premiums on policies owned by Tom W. Olofson, which designate Jeanne H. Olofson, his wife, as the beneficiary, and $3,045 for personal use of Company automobile. Includes $3,349 for Christopher E. Olofson for personal use of company automobile.

(2) Includes $9,075 for group life insurance and $2,359 for Company matching contributions to 401(k) plan for Tom W. Olofson. Includes $1,620 for Company matching contributions to 401(k) plan for Christopher E. Olofson.

(3) Does not include interest of $40,000 on a subordinated note in 1996 on amounts borrowed by the Company from Tom W. Olofson. See "Certain Relationships and Related Transactions."

    In 1996, the Company made no grants of stock options or stock appreciation rights, and the Company does not have a long-term incentive compensation plan. Additionally, there were no exercises of stock options by the Chief Executive Officer or the Chief Operating Officer in 1996.

                               EXECUTIVE OFFICERS

    Officers are elected on an annual basis by the Board of Directors and serve at the discretion of the Board. The executive officers of the Company, as well as certain biographical information about them are as follows:

           NAME                 AGE                                       POSITION
--------------------------      ---      --------------------------------------------------------------------------
Tom W. Olofson*...........          55   Chairman, President and Chief Executive Officer
Christopher E. Olofson....          27   Executive Vice President, Chief Operating Officer, and Director
Albert T. Annillo.........          46   Senior Vice President
Reed A. Eichner...........          39   Vice President--Operations
Nanci R. Trutna...........          43   Vice President--Finance
Sally D. MacDonald........          50   Vice President--Human Resources

    Information is provided under the heading "Election of Directors" above, for the following officers: Tom W. Olofson and Christopher E. Olofson. Information relating to the Company's executive officers, not already described herein, with respect to their principal occupations and positions during the past five years is as follows:

    ALBERT T. ANNILLO has been Senior Vice President since January 1995. Mr. Annillo joined the Company in October 1992 as a corporate Vice President. He was Assistant Director, Executive Office for United States Trustees, Department of Justice, Washington, D.C. for six years before his association with the Company. He earned an MBA and an MED from William Patterson College in 1975 and 1979, respectively.

    REED A. EICHNER joined the Company as Vice President--Sales and Marketing in September 1995. He became Vice President--Operations on September 1, 1996. From May 1991 through August 1995 he served as President and owner of Connexions, Inc., a company which provided system integration and document conversion services. He was General Manager of Innovision Systems, Inc. from September 1989 to May 1991. Mr. Eichner earned a BA from the University of North Carolina in 1982.

    NANCI R. TRUTNA assumed her present position as Vice President--Finance in June 1993. She was with Merchants Bank, Kansas City, Missouri from 1981 to June 1993 where she became a Senior Vice President. Ms. Trutna is a Certified Public Accountant and earned a BSBA in 1975 from the University of North Dakota.

    SALLY D. MACDONALD joined the Company as Vice President--Human Resources in January 1996. She served as Regional Human Resources Manager for Network General, Inc. from 1992 to 1994, as Manager, Employment with North Supply Company from 1989 to 1991, and as Manager, Employment and Employee Relations with Informix Software, Inc. from 1986 to 1989. Ms. MacDonald earned a BS in Business Administration from the University of San Francisco in 1984.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In July 1988, an unaffiliated venture capital firm purchased a $400,000 subordinated note and a stock purchase warrant from the Company. In October 1991, the Company's Board of Directors deemed it in the best interest of the Company to purchase the subordinated note and stock purchase warrant from the venture capital firm. Because the Company could not then complete this transaction without incurring additional debt, Tom W. Olofson, Chairman and Chief Executive Officer, purchased the subordinated note and stock purchase warrant. The note provided for interest at the rate of 10% with a maturity date of July 1998. Interest paid to Tom W. Olofson under this agreement was $40,000 per year for 1996, 1995 and 1994. The stock purchase warrant provided for the acquisition of 969,228 shares of the Company's Common Stock at $.4125 per share at any time prior to July 14, 1998 (giving retroactive effect to the six-for-one stock split). The Company calculated and recorded a value of such stock purchase warrant in the amount of $41,000, with the value being calculated using the difference between net book value and exercise price per share. In an October 11, 1996 agreement between the Company and Mr. Olofson, it was agreed that the Company would pay $41,000 to Mr. Olofson on or before December 31, 1996, at which time the stock purchase warrant would be retired. The Company repaid the $400,000 outstanding face value of the subordinated note to Mr. Olofson from the proceeds of its Common Stock offering in February, 1997.

    The Company has a non-cancellable operating lease for its corporate headquarters which expires in February 2001. Tom W. Olofson holds a 50% interest, as a general partner, in T & J Investment Company, a Kansas general partnership ("T & J Investment Company") that leases this facility to the Company. The lease requires the Company to pay all executory costs (property taxes, maintenance and insurance). Rental expense was $145,500 for the year ended December 31, 1996.

                            PROPOSAL TO INCREASE THE
                       COMPANY'S AUTHORIZED COMMON STOCK

    The Company is currently authorized to issue 5,000,000 shares of common stock, par value $.01 per share. The Company's Board of Directors recommends that the Company's shareholders approve an amendment (the "Amendment") to the Company's Articles of Incorporation that would increase the authorized shares of the Company's Common Stock from 5,000,000 shares to 10,000,000 shares. If the Amendment is approved by the Company's shareholders, ARTICLE THIRD of the Company's Articles of Incorporation, as amended, will read as follows:

    THIRD: The aggregate number of shares, class and par value, if any, which the Corporation shall have the authority to issue shall be 10,000,000 shares of Common Stock, each with a par value of $.01. There are no preferences, qualifications, limitations, restrictions, or special or relative rights, including convertible rights, if any, with respect to the authorized shares of stock.

    The Company proposes to increase the number of authorized shares of its Common Stock to 10,000,000 shares to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuances pursuant to employee stock and option plans and possible future acquisitions. The Company's officers from time to time engage in discussions with other businesses concerning the possible acquisition of such companies by the Company. There are no present plans, understandings, or agreements, however, for issuing shares of Common Stock from the currently authorized shares of Common Stock or the additional shares of stock proposed to be authorized pursuant to the Amendment, although acquisitions may in the future be made by an exchange of stock. The Board of Directors believes that an increase in the total number of shares of authorized common stock will better enable the Company to meet its future needs, and give it greater flexibility in responding quickly to advantageous business opportunities. The proposed increase will also provide additional shares for corporate purposes generally.

    The Company's issuance of shares of Common Stock, including the additional shares that will be authorized if the proposed Amendment is adopted, may dilute the present equity ownership position of current holders of Common Stock and may be made without shareholder approval, unless otherwise required by applicable laws.

    The Board of Directors believes that, as proposed, the approval of the Amendment is in the best interests of the shareholders of the Company. Approval of this proposal requires a vote in favor of the Amendment by the holders of a majority of the Company's outstanding shares of Common Stock.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
 THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE
                  COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.

                            APPOINTMENT OF AUDITORS

    At the Annual Meeting, a vote will be taken on the proposal to ratify the appointment by the Board of Directors of Baird, Kurtz & Dobson, independent certified public accountants, as auditors of the Company for the year ending December 31, 1997. Baird Kurtz & Dobson has examined the accounts of the Company annually since 1990.

    Representatives of Baird Kurtz & Dobson are expected to be present at the Annual Meeting of Shareholders on June 3, 1997, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
              THE PROPOSAL TO RATIFY THE APPOINTMENT OF AUDITORS.

                           1998 SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the Annual Meeting of shareholders to be held in 1998 must be received by the Secretary of the Company, at Electronic Processing, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105-1309, no later than January 7, 1998, to be eligible for inclusion in the Company's Proxy Statement and proxy related to that meeting.

                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1996, which includes the Company's annual report on Form 10-KSB, is enclosed with this Proxy Statement.

                                 OTHER MATTERS

    The Board of Directors is not aware of any matter which will be presented for action at the Annual Meeting other than the matters set forth herein. If other matters properly come before the meeting, it is intended that the holders of the proxies hereby solicited will vote thereon in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                           [/S/ TOM_W_OLOFSON]

                                          Tom W. Olofson
                                          CHAIRMAN, PRESIDENT, AND CHIEF
                                          EXECUTIVE OFFICER

May 7, 1997

                          ELECTRONIC PROCESSING, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                               FOR ANNUAL MEETING
                                  JUNE 3, 1997

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELECTRONIC
                                PROCESSING, INC.

    The undersigned hereby appoints Tom W. Olofson and Christopher E. Olofson, and each of them in the order named, proxies with full power of substitution to vote all shares of Common Stock of Electronic Processing, Inc. of record in the name of the undersigned at the close of business on April 30, 1997, at the Annual Meeting of Shareholders of Electronic Processing, Inc. to be held on June 3, 1997, or at any adjournment or adjournments, hereby revoking all former proxies.

1. Election of Directors:

   Tom W. Olofson, Christopher E. Olofson, Robert C. Levy, W. Bryan Satterlee

   To withhold authority for a nominee, strike a line through such nominee's name.

2. Ratification of appointment of Baird, Kurtz & Dobson as Independent Accountants.

3. Approval of Amendment to the Company's Articles of Incorporation to increase number of authorized shares of Common Stock from 5,000,000 to 10,000,000 shares.

1.  Election of Directors:
                       FOR ALL NOMINEES / /        WITHHOLD FOR ALL NOMINEES / /

2.  Ratification of Accountants:   FOR / /        AGAINST / /        ABSTAIN / /

3.  Amendment of Articles of Incorporation:
                                   FOR / /        AGAINST / /        ABSTAIN / /

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS (1), (2) and
(3) in accordance with the specifications made and "for" such proposals if no specification is made.

                                              Dated: _____________________, 1997
                                              __________________________________

                                              Please sign name(s) exactly as
                                              shown at left. When signing as
                                              executor, administrator, trustee
                                              or guardian, give full title as
                                              such; when shares have been issued
                                              in names of two or more persons,
                                              all should sign.